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GE CAPITAL EQUIPMENT LOAN TRUST 1997-A
                                                                    EXHIBIT 99.1

$304,203,000             Class A 6.85% Asset Backed Notes
$ 26,452,783             Class B Fixed Rate Asset Backed Notes

           STATEMENT TO NOTEHOLDERS PURSUANT TO SECTION 5.06 OF THE
                      TRANSFER AND SERVICING AGREEMENT

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Payment Date:                                                                                            21-Dec-98

(i)    Amount of principal being paid on the Notes:
       (a)  Class A Notes                                                                                    $0.00
            per $1,000 original principal amount:                                                      $0.00000000

       (b)  Class B Notes                                                                                    $0.00
            per $1,000 original principal amount:                                                      $0.00000000

       (c)  Total                                                                                            $0.00

(ii)   Amount of interest being paid on the Notes
       (a)  Class A Notes                                                                            $1,736,492.13
            per $1,000 original principal amount:                                                      $5.70833335

       (b)  Class B Notes                                                                              $151,001.30
            per $1,000 original principal amount:                                                      $5.70833322

       (c)  Total                                                                                    $1,887,493.43

(iii)  Balances at the end of the related Collection Period
       (a)  Pool Balance at the end of the related Collection Period                               $330,655,783.00
       (b)  aggregate Principal Balance of the Receivables                                         $328,167,190.36
       (c)  amount in the Principal Funding Account                                                  $2,488,592.64

(iv)   After giving effect to distributions on this Distribution Date:
       (a)  outstanding principal amount of Class A Notes:                                         $304,203,000.00
       (b)  Class A Note Pool Factor:                                                                    1.0000000

(v)    Amount of Servicing Fee being paid:                                                             $137,773.24

(vi)   Amount of Administration Fee being paid:                                                            $500.00

(vii)  Aggregate Acquisition Amounts for Collection Period:
       (a)  by Transferor                                                                                    $0.00
       (b)  by Servicer                                                                                      $0.00

(viii) Amount of Realized Losses for the Collection:                                                         $0.00

(ix)   Ending Reserve Account Balance:                                                               $4,742,046.01

(x)    Specified Reserve Account Balance:                                                            $4,742,046.01

(xi)   (a)  Noteholders' Class A Interest Distributable Amount:                                      $1,736,492.13
       (b)  Noteholders' Class B Interest Distributable Amount:                                        $151,001.30
       (c)  Class A Noteholders' Principal Distributable Amount:                                             $0.00
       (d)  Class B Noteholders' Principal Distributable Amount:                                             $0.00
       (e)  Amount withdrawn from Reserve Account per Section 5.05(c) or (d)                                 $0.00

(xii)  Delinquency Summary
       (a)  Delinquencies 61 to 90 days                                                                      $0.00
       (b)  Delinquencies over 90 days                                                                 $673,237.80

(xiii) Delinquency Summary - % of aggregate principal balance of the receivables
       (a)  Delinquencies 61 to 90 days                                                                      0.00%
       (b)  Delinquencies over 90 days                                                                       0.21%
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